                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

       on behalf of the Funds listed in
       the Exhibit to this Memorandum of
       Agreement

       By:     /s/ John M. Zerr
               -------------------------

       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA
-------------------------------------------------------------------------------
     AIM COUNSELOR
      SERIES TRUST
   (INVESCO COUNSELOR                                    EFFECTIVE   EXPIRATION
     SERIES TRUST)             WAIVER DESCRIPTION           DATE       DATE
   ------------------          ------------------        ---------   ----------
Invesco Strategic Real     Invesco will waive advisory   4/30/2014   06/30/2017
  Return Fund              fees in an amount equal to
                           the advisory fees earned on
                              underlying affiliated
                                   investments

     AIM INVESTMENT
     FUNDS (INVESCO                                      EFFECTIVE   EXPIRATION
    INVESTMENT FUNDS           WAIVER DESCRIPTION           DATE       DATE
    ----------------           ------------------        ---------   ----------

Invesco Global Targeted    Invesco will waive advisory   12/17/2013  06/30/2017
  Returns Fund             fees in an amount equal to
                           the advisory fees earned on
                              underlying affiliated
                                   investments
Invesco Strategic Income   Invesco will waive advisory    5/2/2014   06/30/2017
  Fund                     fees in an amount equal to
                           the advisory fees earned on
                              underlying affiliated
                                   investments
Invesco Unconstrained      Invesco will waive advisory   10/14/2014  06/30/2017
  Bond Fund                fees in an amount equal to
                           the advisory fees earned on
                              underlying affiliated
                                   investments

    AIM TREASURER'S
      SERIES TRUST
  (INVESCO TREASURER'S                                   EFFECTIVE   EXPIRATION
     SERIES TRUST)             WAIVER DESCRIPTION           DATE       DATE
  --------------------         ------------------        ---------   ----------
Premier Portfolio         Invesco will waive advisory     2/1/2011   12/31/2016
                          fees in the amount of 0.07%
                          of the Fund's average daily
                          net assets
Premier U.S. Government   Invesco will waive advisory     2/1/2011   12/31/2016
  Money Portfolio         fees in the amount of 0.07%
                          of the Fund's average daily
                          net assets

                                  EXHIBIT "B"

         AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                     EFFECTIVE DATE    COMMITTED UNTIL
---------                                     --------------    ---------------

Invesco American Franchise Fund             February 12, 2010    June 30, 2017
Invesco California Tax-Free Income Fund     February 12, 2010    June 30, 2017
Invesco Core Plus Bond Fund                    June 2, 2009      June 30, 2017
Invesco Equally-Weighted S&P 500 Fund       February 12, 2010    June 30, 2017
Invesco Equity and Income Fund              February 12, 2010    June 30, 2017
Invesco Floating Rate Fund                     July 1, 2007      June 30, 2017
Invesco Global Real Estate Income Fund         July 1, 2007      June 30, 2017
Invesco Growth and Income Fund              February 12, 2010    June 30, 2017
Invesco Low Volatility Equity Yield Fund       July 1, 2007      June 30, 2017
Invesco Pennsylvania Tax Free Income Fund   February 12, 2010    June 30, 2017
Invesco S&P 500 Index Fund                  February 12, 2010    June 30, 2017
Invesco Short Duration High Yield
  Municipal Fund                            September 30, 2015   June 30, 2017
Invesco Small Cap Discovery Fund            February 12, 2010    June 30, 2017
Invesco Strategic Real Return Fund            April 30, 2014     June 30, 2017

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                     EFFECTIVE DATE    COMMITTED UNTIL
---------                                     --------------    ---------------

Invesco Charter Fund                           July 1, 2007      June 30, 2017
Invesco Diversified Dividend Fund              July 1, 2007      June 30, 2017
Invesco Summit Fund                            July 1, 2007      June 30, 2017

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                          --------------    ---------------

Invesco European Small Company Fund            July 1, 2007      June 30, 2017
Invesco Global Core Equity Fund                July 1, 2007      June 30, 2017
Invesco International Small Company Fund       July 1, 2007      June 30, 2017
Invesco Small Cap Equity Fund                  July 1, 2007      June 30, 2017

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                                            ---------------

Invesco Convertible Securities Fund         February 12, 2010    June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund                                         July 1, 2007      June 30, 2017
Invesco Mid Cap Core Equity Fund               July 1, 2007      June 30, 2017
Invesco Small Cap Growth Fund                  July 1, 2007      June 30, 2017
Invesco U.S. Mortgage Fund                  February 12, 2010    June 30, 2017

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                          --------------    ---------------

Invesco Asia Pacific Growth Fund               July 1, 2007      June 30, 2017
Invesco European Growth Fund                   July 1, 2007      June 30, 2017
Invesco Global Growth Fund                     July 1, 2007      June 30, 2017
Invesco Global Opportunities Fund             August 3, 2012     June 30, 2017
Invesco Global Small & Mid Cap Growth Fund     July 1, 2007      June 30, 2017
Invesco International Companies Fund        December 21, 2015    June 30, 2017
Invesco International Core Equity Fund         July 1, 2007      June 30, 2017
Invesco International Growth Fund              July 1, 2007      June 30, 2017
Invesco Select Opportunities Fund             August 3, 2012     June 30, 2017

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                          --------------    ---------------

Invesco All Cap Market Neutral Fund         December 17, 2013    June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/       May 29, 2009      June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                   November 29, 2010    June 30, 2017
Invesco Developing Markets Fund                July 1, 2007      June 30, 2017
Invesco Emerging Markets Equity Fund           May 11, 2011      June 30, 2017
Invesco Emerging Market Local Currency
  Debt Fund                                   June 14, 2010      June 30, 2017
Invesco Endeavor Fund                          July 1, 2007      June 30, 2017
Invesco Global Health Care Fund                July 1, 2007      June 30, 2017
Invesco Global Infrastructure Fund             May 2, 2014       June 30, 2017
Invesco Global Market Neutral Fund          December 17, 2013    June 30, 2017
Invesco Global Markets Strategy Fund/3/     September 25, 2012   June 30, 2017
Invesco Global Targeted Returns Fund/4/     December 17, 2013    June 30, 2017
Invesco Greater China Fund                     July 1, 2007      June 30, 2017
Invesco International Total Return Fund        July 1, 2007      June 30, 2017
Invesco Long/Short Equity Fund              December 17, 2013    June 30, 2017
Invesco Low Volatility Emerging Markets
  Fund                                      December 17, 2013    June 30, 2017
Invesco Macro International Equity Fund     December 17, 2013    June 30, 2017
Invesco Macro Long/Short Fund               December 17, 2013    June 30, 2017
Invesco MLP Fund                             August 29, 2014     June 30, 2017
Invesco Pacific Growth Fund                 February 12, 2010    June 30, 2017
Invesco Premium Income Fund                 December 13, 2011    June 30, 2017
Invesco Select Companies Fund                  July 1, 2007      June 30, 2017
Invesco Strategic Income Fund                  May 2, 2014       June 30, 2017
Invesco Unconstrained Bond Fund              October 14, 2014    June 30, 2017

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                          --------------    ---------------

Invesco Corporate Bond Fund                 February 12, 2010    June 30, 2017
Invesco Global Real Estate Fund                July 1, 2007      June 30, 2017
Invesco High Yield Fund                        July 1, 2007      June 30, 2017
Invesco Limited Maturity Treasury Fund/5/      July 1, 2007      June 30, 2017
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

      Invesco Money Market Fund              July 1, 2007  June 30, 2017
      Invesco Real Estate Fund               July 1, 2007  June 30, 2017
      Invesco Short Term Bond Fund           July 1, 2007  June 30, 2017
      Invesco U.S. Government Fund           July 1, 2007  June 30, 2017

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                     --------------   ---------------

   Invesco American Value Fund            February 12, 2010  June 30, 2017
   Invesco Comstock Fund                  February 12, 2010  June 30, 2017
   Invesco Energy Fund                      July 1, 2007     June 30, 2017
   Invesco Dividend Income Fund             July 1, 2007     June 30, 2017
   Invesco Gold & Precious Metals Fund      July 1, 2007     June 30, 2017
   Invesco Mid Cap Growth Fund            February 12, 2010  June 30, 2017
   Invesco Small Cap Value Fund           February 12, 2010  June 30, 2017
   Invesco Technology Fund                  July 1, 2007     June 30, 2017
   Invesco Technology Sector Fund         February 12, 2010  June 30, 2017
   Invesco Value Opportunities Fund       February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                     --------------   ---------------

   Invesco High Yield Municipal Fund February 12, 2010 June 30, 2017 Invesco Intermediate Term Municipal
     Income Fund                          February 12, 2010  June 30, 2017
   Invesco Municipal Income Fund          February 12, 2010  June 30, 2017
   Invesco New York Tax Free Income Fund  February 12, 2010  June 30, 2017
   Invesco Tax-Exempt Cash Fund             July 1, 2007     June 30, 2017
   Invesco Limited Term Municipal Income
     Fund                                   July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                     --------------   ---------------

   Invesco V.I. American Franchise Fund   February 12, 2010  June 30, 2017
   Invesco V.I. American Value Fund       February 12, 2010  June 30, 2017
   Invesco V.I. Balanced-Risk Allocation
     Fund/5/                              December 22, 2010  June 30, 2017
   Invesco V.I. Comstock Fund             February 12, 2010  June 30, 2017
   Invesco V.I. Core Equity Fund            July 1, 2007     June 30, 2017
   Invesco V.I. Core Plus Bond Fund        April 30, 2015    June 30, 2017
   Invesco V.I. Diversified Dividend Fund February 12, 2010 June 30, 2017 Invesco V.I. Equally-Weighted S&P 500
     Fund                                 February 12, 2010  June 30, 2017
   Invesco V.I. Equity and Income Fund    February 12, 2010  June 30, 2017
   Invesco V.I. Global Core Equity Fund   February 12, 2010  June 30, 2017
   Invesco V.I. Global Health Care Fund     July 1, 2007     June 30, 2017
   Invesco V.I. Global Real Estate Fund July 1, 2007 June 30, 2017 Invesco V.I. Government Securities
     Fund                                   July 1, 2007     June 30, 2017
   Invesco V.I. Growth and Income Fund    February 12, 2010  June 30, 2017
   Invesco V.I. High Yield Fund             July 1, 2007     June 30, 2017
   Invesco V.I. International Growth Fund   July 1, 2007     June 30, 2017
   Invesco V.I. Managed Volatility Fund     July 1, 2007     June 30, 2017
   Invesco V.I. Mid Cap Core Equity Fund    July 1, 2007     June 30, 2017
   Invesco V.I. Mid Cap Growth Fund       February 12, 2010  June 30, 2017
   Invesco V.I. Money Market Fund           July 1, 2007     June 30, 2017
   Invesco V.I. S&P 500 Index Fund        February 12, 2010  June 30, 2017
   Invesco V.I. Small Cap Equity Fund       July 1, 2007     June 30, 2017
   Invesco V.I. Technology Fund             July 1, 2007     June 30, 2017
   Invesco V.I. Value Opportunities Fund    July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                            INVESCO EXCHANGE FUND

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     --------------    ---------------

  Invesco Exchange Fund                  September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     --------------    ---------------

  Invesco Balanced-Risk Aggressive
    Allocation Fund                       January 16, 2013   June 30, 2017

                           INVESCO MANAGEMENT TRUST

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     --------------    ---------------

  Invesco Conservative Income Fund          July 1, 2014     June 30, 2017

                               CLOSED-END FUNDS

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     --------------    ---------------

  Invesco Advantage Municipal Income
    Trust II                                May 15, 2012     June 30, 2017
  Invesco Bond Fund                       August 26, 2015    June 30, 2017
  Invesco California Value Municipal
    Income Trust                            May 15, 2012     June 30, 2017
  Invesco Dynamic Credit Opportunities
    Fund                                    May 15, 2012     June 30, 2017
  Invesco High Income Trust II              May 15, 2012     June 30, 2017
  Invesco Municipal Income
    Opportunities Trust                   August 26, 2015    June 30, 2017
  Invesco Municipal Opportunity Trust       May 15, 2012     June 30, 2017
  Invesco Municipal Trust                   May 15, 2012     June 30, 2017
  Invesco Pennsylvania Value Municipal
    Income Trust                            May 15, 2012     June 30, 2017
  Invesco Quality Municipal Income Trust  August 26, 2015    June 30, 2017
  Invesco Senior Income Trust               May 15, 2012     June 30, 2017
  Invesco Trust for Investment Grade
    Municipals                              May 15, 2012     June 30, 2017
  Invesco Trust for Investment Grade
    New York Municipals                     May 15, 2012     June 30, 2017
  Invesco Value Municipal Income Trust      June 1, 2010     June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
      INVESCO MANAGEMENT TRUST
      INVESCO MUNICIPAL OPPORTUNITY TRUST
      INVESCO QUALITY MUNICIPAL INCOME TRUST
      INVESCO SECURITIES TRUST
      INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
      SHORT-TERM INVESTMENTS TRUST
      on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              ---------------------------------------

      Title:  Senior Vice President
              ---------------------------------------

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              ---------------------------------------

      Title:  Senior Vice President
              ---------------------------------------

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----               ------------ ---------- ------------------ -----------------

Invesco
  American
  Franchise Fund
   Class A
     Shares        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class B
     Shares        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class C
     Shares        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class R
     Shares        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5
     Shares        Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R6
     Shares        Contractual     1.75%      July 1, 2013      June 30, 2016
   Class Y
     Shares        Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco
  California
  Tax-Free
  Income Fund
   Class A
     Shares        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B
     Shares        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class C
     Shares        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y
     Shares        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core
  Plus Bond Fund
   Class A
     Shares        Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B
     Shares        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C
     Shares        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R
     Shares        Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5
     Shares        Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6
     Shares        Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y
     Shares        Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco
  Equally-Weighted
  S&P 500 Fund
   Class A
     Shares        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B
     Shares        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C
     Shares        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R
     Shares        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R6
     Shares        Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y
     Shares        Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity
  and Income
  Fund
   Class A
     Shares        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B
     Shares        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C
     Shares        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R
     Shares        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5
     Shares        Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6
     Shares        Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y
     Shares        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco
  Floating Rate
  Fund
   Class A
     Shares        Contractual     1.50%     April 14, 2006     June 30, 2016
   Class C
     Shares        Contractual     2.00%     April 14, 2006     June 30, 2016
   Class R
     Shares        Contractual     1.75%     April 14, 2006     June 30, 2016
   Class R5
     Shares        Contractual     1.25%     April 14, 2006     June 30, 2016
   Class R6
     Shares        Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y
     Shares        Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global
  Real Estate
  Income Fund
   Class A
     Shares        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B
     Shares        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C
     Shares        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R5
     Shares        Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6
     Shares        Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y
     Shares        Contractual     1.75%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                 ------------ ---------- ------------------ -----------------

Invesco Growth
  and Income
  Fund
   Class A
     Shares          Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R
     Shares          Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5
     Shares          Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6
     Shares          Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y
     Shares          Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Low
  Volatility
  Equity Yield
  Fund
   Class A
     Shares          Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R
     Shares          Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5
     Shares          Contractual     1.75%      July 1, 2012      June 30, 2016
   Class Y
     Shares          Contractual     1.75%      July 1, 2012      June 30, 2016
   Investor
     Class
     Shares          Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco
  Pennsylvania
  Tax Free
  Income Fund
   Class A
     Shares          Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B
     Shares          Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C
     Shares          Contractual     2.25%      July 1, 2012      June 30, 2016
   Class Y
     Shares          Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco S&P 500
  Index Fund
   Class A
     Shares          Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class Y
     Shares          Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Short
  Duration High
  Yield
  Municipal Fund
       Class A
         Shares      Contractual     0.79%   September 30, 2015 December 31, 2016
       Class C
         Shares      Contractual     1.54%   September 30, 2015 December 31, 2016
       Class R5
         Shares      Contractual     0.54%   September 30, 2015 December 31, 2016
       Class Y
         Shares      Contractual     0.54%   September 30, 2015 December 31, 2016

Invesco Small
  Cap Discovery
  Fund
   Class A
     Shares          Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C
     Shares          Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R5
     Shares          Contractual     1.75%   September 24, 2012   June 30, 2016
   Class R6
     Shares          Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y
     Shares          Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco
  Strategic
  Real Return
  Fund
   Class A                          0.82%
     Shares                          less
                                      net
                     Contractual     AFFE*     April 30, 2014   December 31, 2016
   Class C                          1.57%
     Shares                          less
                                      net
                     Contractual     AFFE*     April 30, 2014   December 31, 2016
   Class R                          1.07%
     Shares                          less
                                      net
                     Contractual     AFFE*     April 30, 2014   December 31, 2016
   Class R5                         0.57%
     Shares                          less
                                      net
                     Contractual     AFFE*     April 30, 2014   December 31, 2016
   Class R6                         0.57%
     Shares                          less
                                      net
                     Contractual     AFFE*     April 30, 2014   December 31, 2016
   Class Y                          0.57%
     Shares                          less
                                      net
                     Contractual     AFFE*     April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------

Invesco Charter Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                  Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                         Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------

Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

See page 17 for footnotes to Exhibit A.

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ------------------ -------------

Invesco Small Cap
  Equity Fund
   Class A Shares      Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares      Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares      Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares      Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares     Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares     Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares      Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                 VOLUNTARY   LIMITATION     CURRENT LIMIT         DATE
----                ------------ -----------  ------------------ --------------

Invesco
  Alternative
  Strategies Fund
   Class A Shares                1.75% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class C Shares                2.50% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class R Shares                2.00% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class R5 Shares               1.50% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class R6 Shares               1.50% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class Y Shares                1.50% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017

Invesco
  Balanced-Risk
  Retirement 2020
  Fund
   Class A Shares   Contractual     0.25%      November 4, 2009  April 30, 2017
   Class AX Shares  Contractual     0.25%     February 12, 2010  April 30, 2017
   Class B Shares   Contractual     1.00%      November 4, 2009  April 30, 2017
   Class C Shares   Contractual     1.00%      November 4, 2009  April 30, 2017
   Class CX Shares  Contractual     1.00%     February 12, 2010  April 30, 2017
   Class R Shares   Contractual     0.50%      November 4, 2009  April 30, 2017
   Class R5 Shares  Contractual     0.00%      November 4, 2009  April 30, 2017
   Class R6 Shares  Contractual     0.00%     September 24, 2012 April 30, 2017
   Class RX Shares  Contractual     0.50%     February 12, 2010  April 30, 2017
   Class Y Shares   Contractual     0.00%      November 4, 2009  April 30, 2017

Invesco
  Balanced-Risk
  Retirement 2030
  Fund
   Class A Shares   Contractual     0.25%      November 4, 2009  April 30, 2017
   Class AX Shares  Contractual     0.25%     February 12, 2010  April 30, 2017
   Class B Shares   Contractual     1.00%      November 4, 2009  April 30, 2017
   Class C Shares   Contractual     1.00%      November 4, 2009  April 30, 2017
   Class CX Shares  Contractual     1.00%     February 12, 2010  April 30, 2017
   Class R Shares   Contractual     0.50%      November 4, 2009  April 30, 2017
   Class R5 Shares  Contractual     0.00%      November 4, 2009  April 30, 2017
   Class R6 Shares  Contractual     0.00%     September 24, 2012 April 30, 2017
   Class RX Shares  Contractual     0.50%     February 12, 2010  April 30, 2017
   Class Y Shares   Contractual     0.00%      November 4, 2009  April 30, 2017

Invesco
  Balanced-Risk
  Retirement 2040
  Fund
   Class A Shares   Contractual     0.25%      November 4, 2009  April 30, 2017
   Class AX Shares  Contractual     0.25%     February 12, 2010  April 30, 2017
   Class B Shares   Contractual     1.00%      November 4, 2009  April 30, 2017
   Class C Shares   Contractual     1.00%      November 4, 2009  April 30, 2017
   Class CX Shares  Contractual     1.00%     February 12, 2010  April 30, 2017
   Class R Shares   Contractual     0.50%      November 4, 2009  April 30, 2017
   Class R5 Shares  Contractual     0.00%      November 4, 2009  April 30, 2017
   Class R6 Shares  Contractual     0.00%     September 24, 2012 April 30, 2017
   Class RX Shares  Contractual     0.50%     February 12, 2010  April 30, 2017
   Class Y Shares   Contractual     0.00%      November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                  ------------ ---------- ------------------ --------------

Invesco
  Balanced-Risk
  Retirement 2050
  Fund
   Class A Shares     Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares    Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares     Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares     Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares    Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares     Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares    Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares    Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares    Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares     Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco
  Balanced-Risk
  Retirement Now Fund
   Class A Shares     Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares    Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares     Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares     Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares    Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares     Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares    Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares    Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares    Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares     Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative
  Allocation Fund
   Class A Shares     Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares     Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares     Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares     Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares    Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares     Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares     Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible
  Securities Fund
   Class A Shares     Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares     Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares     Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares    Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares    Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares     Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low
  Volatility Equity
  Yield Fund
   Class A Shares     Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares     Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares     Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares     Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares    Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares     Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth
  Allocation Fund
   Class A Shares     Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares     Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares     Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares     Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares    Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares     Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares     Contractual     1.75%      July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A

                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                 VOLUNTARY   LIMITATION     CURRENT LIMIT         DATE
----                ------------ -----------  ------------------ --------------

Invesco Income
  Allocation Fund
   Class A Shares   Contractual     0.25%        May 1, 2012     April 30, 2017
   Class B Shares   Contractual     1.00%        May 1, 2012     April 30, 2017
   Class C Shares   Contractual     1.00%        May 1, 2012     April 30, 2017
   Class R Shares   Contractual     0.50%        May 1, 2012     April 30, 2017
   Class R5 Shares  Contractual     0.00%        May 1, 2012     April 30, 2017
   Class Y Shares   Contractual     0.00%        May 1, 2012     April 30, 2017

Invesco
  International
  Allocation Fund
   Class A Shares   Contractual     2.25%        May 1, 2012     June 30, 2016
   Class B Shares   Contractual     3.00%        May 1, 2012     June 30, 2016
   Class C Shares   Contractual     3.00%        May 1, 2012     June 30, 2016
   Class R Shares   Contractual     2.50%        May 1, 2012     June 30, 2016
   Class R5 Shares  Contractual     2.00%        May 1, 2012     June 30, 2016
   Class Y Shares   Contractual     2.00%        May 1, 2012     June 30, 2016

Invesco Mid Cap
  Core Equity Fund
   Class A Shares   Contractual     2.00%        July 1, 2009    June 30, 2016
   Class B Shares   Contractual     2.75%        July 1, 2009    June 30, 2016
   Class C Shares   Contractual     2.75%        July 1, 2009    June 30, 2016
   Class R Shares   Contractual     2.25%        July 1, 2009    June 30, 2016
   Class R5 Shares  Contractual     1.75%        July 1, 2009    June 30, 2016
   Class R6 Shares  Contractual     1.75%     September 24, 2012 June 30, 2016
   Class Y Shares   Contractual     1.75%        July 1, 2009    June 30, 2016

Invesco Moderate
  Allocation Fund
   Class A Shares   Contractual     1.50%        July 1, 2012    June 30, 2016
   Class B Shares   Contractual     2.25%        July 1, 2012    June 30, 2016
   Class C Shares   Contractual     2.25%        July 1, 2012    June 30, 2016
   Class R Shares   Contractual     1.75%        July 1, 2012    June 30, 2016
   Class R5 Shares  Contractual     1.25%        July 1, 2012    June 30, 2016
   Class S Shares   Contractual     1.40%        July 1, 2012    June 30, 2016
   Class Y Shares   Contractual     1.25%        July 1, 2012    June 30, 2016

Invesco
  Multi-Asset
  Inflation Fund
   Class A Shares                1.36% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class C Shares                2.11% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class R Shares                1.61% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class R5 Shares               1.11% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class R6 Shares               1.11% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017
   Class Y Shares                1.11% less
                    Contractual   net AFFE*    October 14, 2014  April 30, 2017

Invesco Small Cap
  Growth Fund
   Class A Shares   Contractual     2.00%        July 1, 2009    June 30, 2016
   Class B Shares   Contractual     2.75%        July 1, 2009    June 30, 2016
   Class C Shares   Contractual     2.75%        July 1, 2009    June 30, 2016
   Class R Shares   Contractual     2.25%        July 1, 2009    June 30, 2016
   Class R5 Shares  Contractual     1.75%        July 1, 2009    June 30, 2016
   Class R6 Shares  Contractual     1.75%     September 24, 2012 June 30, 2016
   Class Y Shares   Contractual     1.75%        July 1, 2009    June 30, 2016
   Investor Class
     Shares         Contractual     2.00%        July 1, 2009    June 30, 2016

Invesco U.S.
  Mortgage Fund
   Class A Shares   Contractual     1.50%        July 1, 2012    June 30, 2016
   Class B Shares   Contractual     2.25%        July 1, 2012    June 30, 2016
   Class C Shares   Contractual     2.25%        July 1, 2012    June 30, 2016
   Class R5 Shares  Contractual     1.25%        July 1, 2012    June 30, 2016
   Class Y Shares   Contractual     1.25%        July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----               ------------ ---------- ------------------ -----------------

Invesco Asia
  Pacific Growth
  Fund
   Class A Shares  Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares  Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European
  Growth Fund      Contractual     2.25%      July 1, 2009      June 30, 2016
   Class A Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class B Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares  Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R Shares  Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares  Contractual     2.25%      July 1, 2009      June 30, 2016
   Investor
     Class Shares

Invesco Global
  Growth Fund
   Class A Shares  Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares  Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares  Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5
     Shares        Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6
     Shares        Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares  Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global
  Opportunities
  Fund
   Class A Shares  Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares  Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares  Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5
     Shares        Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6
     Shares        Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares  Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global
  Small & Mid
  Cap Growth Fund
   Class A Shares  Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5
     Shares        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares  Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco
  International
  Companies Fund
   Class A Shares  Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares  Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares  Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5
     Shares        Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6
     Shares        Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares  Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco
  International
  Core Equity
  Fund
   Class A Shares  Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares  Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares  Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R5
     Shares        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class R6
     Shares        Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares  Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor
     Class Shares  Contractual     2.25%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A

                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----               ------------ ---------- ------------------ -----------------

Invesco
  International
  Growth Fund
   Class A Shares  Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares  Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares  Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares  Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5
     Shares        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6
     Shares        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares  Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select
  Opportunities
  Fund
   Class A Shares  Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares  Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares  Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5
     Shares        Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6
     Shares        Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares  Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----               ------------ ---------- ------------------ -----------------

Invesco All Cap
  Market Neutral
  Fund
   Class A Shares  Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares  Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares  Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5
     Shares        Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6
     Shares        Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares  Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco
  Balanced-Risk
  Allocation
  Fund/3/
   Class A Shares  Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares  Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares  Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares  Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5
     Shares        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6
     Shares        Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares  Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco
  Balanced-Risk
  Commodity
  Strategy
  Fund/4/
   Class A Shares  Contractual     2.00%      July 1, 2014      June 30, 2016
   Class B Shares  Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares  Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares  Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5
     Shares        Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6
     Shares        Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares  Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco
  Developing
  Markets Fund
   Class A Shares  Contractual     2.25%      July 1, 2012      June 30, 2016
   Class B Shares  Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares  Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5
     Shares        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6
     Shares        Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares  Contractual     2.00%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A

                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND              VOLUNTARY   LIMITATION     CURRENT LIMIT          DATE
----             ------------ -----------  ------------------ -----------------

Invesco
  Emerging
  Markets
  Equity Fund
   Class A
     Shares      Contractual     1.85%        May 11, 2011    February 28, 2017
   Class C
     Shares      Contractual     2.60%        May 11, 2011    February 28, 2017
   Class R
     Shares      Contractual     2.10%        May 11, 2011    February 28, 2017
   Class R5
     Shares      Contractual     1.60%        May 11, 2011    February 28, 2017
   Class R6
     Shares      Contractual     1.60%     September 24, 2012 February 28, 2017
   Class Y
     Shares      Contractual     1.60%        May 11, 2011    February 28, 2017

Invesco
  Emerging
  Market Local
  Currency Debt
  Fund
   Class A
     Shares      Contractual     1.24%       June 14, 2010    February 28, 2017
   Class B
     Shares      Contractual     1.99%       June 14, 2010    February 28, 2017
   Class C
     Shares      Contractual     1.99%       June 14, 2010    February 28, 2017
   Class R
     Shares      Contractual     1.49%       June 14, 2010    February 28, 2017
   Class Y
     Shares      Contractual     0.99%       June 14, 2010    February 28, 2017
   Class R5
     Shares      Contractual     0.99%       June 14, 2010    February 28, 2017
   Class R6
     Shares      Contractual     0.99%     September 24, 2012 February 28, 2017

Invesco
  Endeavor Fund
   Class A
     Shares      Contractual     2.00%        July 1, 2009      June 30, 2016
   Class B
     Shares      Contractual     2.75%        July 1, 2009      June 30, 2016
   Class C
     Shares      Contractual     2.75%        July 1, 2009      June 30, 2016
   Class R
     Shares      Contractual     2.25%        July 1, 2009      June 30, 2016
   Class R5
     Shares      Contractual     1.75%        July 1, 2009      June 30, 2016
   Class R6
     Shares      Contractual     1.75%     September 24, 2012   June 30, 2016
   Class Y
     Shares      Contractual     1.75%        July 1, 2009      June 30, 2016

Invesco Global
  Health Care
  Fund
   Class A
     Shares      Contractual     2.00%        July 1, 2012      June 30, 2016
   Class B
     Shares      Contractual     2.75%        July 1, 2012      June 30, 2016
   Class C
     Shares      Contractual     2.75%        July 1, 2012      June 30, 2016
   Class Y
     Shares      Contractual     1.75%        July 1, 2012      June 30, 2016
   Investor
     Class
     Shares      Contractual     2.00%        July 1, 2012      June 30, 2016

Invesco Global
  Infrastructure
  Fund
   Class A
     Shares      Contractual     1.40%        May 2, 2014     February 28, 2017
   Class C
     Shares      Contractual     2.15%        May 2, 2014     February 28, 2017
   Class R
     Shares      Contractual     1.65%        May 2, 2014     February 28, 2017
   Class Y
     Shares      Contractual     1.15%        May 2, 2014     February 28, 2017
   Class R5
     Shares      Contractual     1.15%        May 2, 2014     February 28, 2017
   Class R6
     Shares      Contractual     1.15%        May 2, 2014     February 28, 2017

Invesco Global
  Markets
  Strategy
  Fund/5/
   Class A                    1.80% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class C                    2.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class R                    2.05% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class R5                   1.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class R6                   1.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class Y                    1.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016

Invesco Global
  Markets
  Strategy
  Fund/5/
   Class A
     Shares      Contractual     1.65%       March 1, 2016    February 28, 2017
   Class C
     Shares      Contractual     2.40%       March 1, 2016    February 28, 2017
   Class R
     Shares      Contractual     1.90%       March 1, 2016    February 28, 2017
   Class R5
     Shares      Contractual     1.40%       March 1, 2016    February 28, 2017
   Class R6
     Shares      Contractual     1.40%       March 1, 2016    February 28, 2017
   Class Y
     Shares      Contractual     1.40%       March 1, 2016    February 28, 2017

See page 17 for footnotes to Exhibit A

                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND              VOLUNTARY   LIMITATION     CURRENT LIMIT          DATE
----             ------------ -----------  ------------------ -----------------

Invesco Global
  Market
  Neutral Fund
   Class A
     Shares      Contractual     1.62%     December 17, 2013  February 28, 2017
   Class C
     Shares      Contractual     2.37%     December 17, 2013  February 28, 2017
   Class R
     Shares      Contractual     1.87%     December 17, 2013  February 28, 2017
   Class R5
     Shares      Contractual     1.37%     December 17, 2013  February 28, 2017
   Class R6
     Shares      Contractual     1.37%     December 17, 2013  February 28, 2017
   Class Y
     Shares      Contractual     1.37%     December 17, 2013  February 28, 2017
Invesco Global
  Targeted
  Returns
  Fund/6/
   Class A                    1.80% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class C                    2.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class R                    2.05% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class R5                   1.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class R6                   1.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
   Class Y                    1.55% less
     Shares      Contractual   net AFFE*   December 17, 2013  February 29, 2016
Invesco Global
  Targeted
  Returns
  Fund/6/
   Class A
     Shares      Contractual     1.65%       March 1, 2016    February 28, 2017
   Class C
     Shares      Contractual     2.40%       March 1, 2016    February 28, 2017
   Class R
     Shares      Contractual     1.90%       March 1, 2016    February 28, 2017
   Class R5
     Shares      Contractual     1.40%       March 1, 2016    February 28, 2017
   Class R6
     Shares      Contractual     1.40%       March 1, 2016    February 28, 2017
   Class Y
     Shares      Contractual     1.40%       March 1, 2016    February 28, 2017
Invesco Greater
  China Fund
   Class A
     Shares      Contractual     2.25%        July 1, 2009      June 30, 2016
   Class B
     Shares      Contractual     3.00%        July 1, 2009      June 30, 2016
   Class C
     Shares      Contractual     3.00%        July 1, 2009      June 30, 2016
   Class R5
     Shares      Contractual     2.00%        July 1, 2009      June 30, 2016
   Class Y
     Shares      Contractual     2.00%        July 1, 2009      June 30, 2016
Invesco
  International
  Total Return
  Fund
   Class A
     Shares      Contractual     1.10%       March 31, 2006   February 28, 2017
   Class B
     Shares      Contractual     1.85%       March 31, 2006   February 28, 2017
   Class C
     Shares      Contractual     1.85%       March 31, 2006   February 28, 2017
   Class R5
     Shares      Contractual     0.85%      October 3, 2008   February 28, 2017
   Class R6
     Shares      Contractual     0.85%     September 24, 2012 February 28, 2017
   Class Y
     Shares      Contractual     0.85%       March 31, 2006   February 28, 2017

Invesco
  Long/Short
  Equity Fund
   Class A
     Shares      Contractual     1.87%     December 17, 2013  February 28, 2017
   Class C
     Shares      Contractual     2.62%     December 17, 2013  February 28, 2017
   Class R
     Shares      Contractual     2.12%     December 17, 2013  February 28, 2017
   Class R5
     Shares      Contractual     1.62%     December 17, 2013  February 28, 2017
   Class R6
     Shares      Contractual     1.62%     December 17, 2013  February 28, 2017
   Class Y
     Shares      Contractual     1.62%     December 17, 2013  February 28, 2017

Invesco Low
  Volatility
  Emerging
  Markets Fund
   Class A
     Shares      Contractual     1.72%     December 17, 2013  February 28, 2017
   Class C
     Shares      Contractual     2.47%     December 17, 2013  February 28, 2017
   Class R
     Shares      Contractual     1.97%     December 17, 2013  February 28, 2017
   Class R5
     Shares      Contractual     1.47%     December 17, 2013  February 28, 2017
   Class R6
     Shares      Contractual     1.47%     December 17, 2013  February 28, 2017
   Class Y
     Shares      Contractual     1.47%     December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A
     Shares      Contractual     1.50%      August 29, 2014   February 28, 2017
   Class C
     Shares      Contractual     2.25%      August 29, 2014   February 28, 2017
   Class R
     Shares      Contractual     1.75%      August 29, 2014   February 28, 2017
   Class R5
     Shares      Contractual     1.25%      August 29, 2014   February 28, 2017
   Class R6
     Shares      Contractual     1.25%      August 29, 2014   February 28, 2017
   Class Y
     Shares      Contractual     1.25%      August 29, 2014   February 28, 2017

See page 17 for footnotes to Exhibit A

                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND             VOLUNTARY    LIMITATION      CURRENT LIMIT         DATE
----            ------------ -------------  ----------------- -----------------

Invesco Macro
  International
  Equity Fund
   Class A
     Shares     Contractual      1.43%      December 17, 2013 February 28, 2017
   Class C
     Shares     Contractual      2.18%      December 17, 2013 February 28, 2017
   Class R
     Shares     Contractual      1.68%      December 17, 2013 February 28, 2017
   Class R5
     Shares     Contractual      1.18%      December 17, 2013 February 28, 2017
   Class R6
     Shares     Contractual      1.18%      December 17, 2013 February 28, 2017
   Class Y
     Shares     Contractual      1.18%      December 17, 2013 February 28, 2017

Invesco Macro
  Long/Short
  Fund
   Class A
     Shares     Contractual      1.87%      December 17, 2013 February 28, 2017
   Class C
     Shares     Contractual      2.62%      December 17, 2013 February 28, 2017
   Class R
     Shares     Contractual      2.12%      December 17, 2013 February 28, 2017
   Class R5
     Shares     Contractual      1.62%      December 17, 2013 February 28, 2017
   Class R6
     Shares     Contractual      1.62%      December 17, 2013 February 28, 2017
   Class Y
     Shares     Contractual      1.62%      December 17, 2013 February 28, 2017

Invesco
  Pacific
  Growth Fund
   Class A
     Shares     Contractual      2.25%        July 1, 2012      June 30, 2016
   Class B
     Shares     Contractual      3.00%        July 1, 2012      June 30, 2016
   Class C
     Shares     Contractual      3.00%        July 1, 2012      June 30, 2016
   Class R
     Shares     Contractual      2.50%        July 1, 2012      June 30, 2016
   Class R5
     Shares     Contractual      2.00%        July 1, 2012      June 30, 2016
   Class Y
     Shares     Contractual      2.00%        July 1, 2012      June 30, 2016
Invesco
  Premium
  Income Fund
   Class A
     Shares     Contractual      1.05%        March 1, 2015   February 28, 2017
   Class C
     Shares     Contractual      1.80%        March 1, 2015   February 28, 2017
   Class R
     Shares     Contractual      1.30%        March 1, 2015   February 28, 2017
   Class R5
     Shares     Contractual      0.80%        March 1, 2015   February 28, 2017
   Class R6
     Shares     Contractual      0.80%        March 1, 2015   February 28, 2017
   Class Y
     Shares     Contractual      0.80%        March 1, 2015   February 28, 2017
Invesco Select
  Companies
  Fund
   Class A
     Shares     Contractual      2.00%        July 1, 2009      June 30, 2016
   Class B
     Shares     Contractual      2.75%        July 1, 2009      June 30, 2016
   Class C
     Shares     Contractual      2.75%        July 1, 2009      June 30, 2016
   Class R
     Shares     Contractual      2.25%        July 1, 2009      June 30, 2016
   Class R5
     Shares     Contractual      1.75%        July 1, 2009      June 30, 2016
   Class Y
     Shares     Contractual      1.75%        July 1, 2009      June 30, 2016

Invesco
  Strategic
  Income Fund
   Class A                    0.85% less
     Shares     Contractual    net AFFE*       May 2, 2014    February 28, 2017
   Class C                    1.60% less
     Shares     Contractual    net AFFE*       May 2, 2014    February 28, 2017
   Class R                    1.10% less
     Shares     Contractual    net AFFE*       May 2, 2014    February 28, 2017
   Class Y                    0.60% less
     Shares     Contractual    net AFFE*       May 2, 2014    February 28, 2017
   Class R5                   0.60% less
     Shares     Contractual    net AFFE*       May 2, 2014    February 28, 2017
   Class R6                   0.60% less
     Shares     Contractual    net AFFE*       May 2, 2014    February 28, 2017

Invesco
  Unconstrained
  Bond Fund
   Class A                    1.04% less
     Shares     Contractual    net AFFE*    October 14, 2014  February 28, 2017
   Class C                    1.79% less
     Shares     Contractual    net AFFE*    October 14, 2014  February 28, 2017
   Class R                    1.29% less
     Shares     Contractual    net AFFE*    October 14, 2014  February 28, 2017
   Class Y                    0.79% less
     Shares     Contractual    net AFFE*    October 14, 2014  February 28, 2017
   Class R5                   0.79% less
     Shares     Contractual    net AFFE*    October 14, 2014  February 28, 2017
   Class R6                   0.79% less
     Shares     Contractual    net AFFE*    October 14, 2014  February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------

Invesco Corporate Bond Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009      June 30, 2016

Invesco High Yield Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2013      June 30, 2016
   Class B Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual     1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2013      June 30, 2016
   Investor Class Shares                             Contractual     1.50%      July 1, 2013      June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2016
   Class A2 Shares                                   Contractual     1.40%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                    Contractual     0.55%   December 31, 2015  December 31, 2016
   Class A2 Shares                                   Contractual     0.45%   December 31, 2015  December 31, 2016
   Class R5 Shares                                   Contractual     0.30%   December 31, 2015  December 31, 2016
   Class R6 Shares                                   Contractual     0.30%   December 31, 2015  December 31, 2016
   Class Y Shares                                    Contractual     0.30%   December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                             Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                    Contractual     1.40%      July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual    1.75%/2/    July 1, 2013      June 30, 2016
   Class R Shares                                    Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual     1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2013      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                 ------------ ---------- ----------------- -------------

Invesco U.S. Government Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016
   Investor Class Shares                             Contractual     1.50%     July 1, 2012    June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ------------------ ---------------

Invesco American Value Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2013     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2013     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2013     June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares                                   Contractual     1.75%      July 1, 2013     June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2012     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2012     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2012     June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012  June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009     June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                             Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                                    Contractual     1.14%   September 1, 2014  August 31, 2016
   Class B Shares                                    Contractual     1.89%   September 1, 2014  August 31, 2016
   Class C Shares                                    Contractual     1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares                                   Contractual     0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares                                   Contractual     0.89%   September 1, 2014  August 31, 2016
   Class Y Shares                                    Contractual     0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares                             Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                             Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                                    Contractual     2.00%     August 1, 2015    June 30, 2016
   Class B Shares                                    Contractual     2.75%     August 1, 2015    June 30, 2016
   Class C Shares                                    Contractual     2.75%     August 1, 2015    June 30, 2016
   Class R Shares                                    Contractual     2.25%     August 1, 2015    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%     August 1, 2015    June 30, 2016
   Class R6 Shares                                   Contractual     1.75%     August 1, 2015    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     August 1, 2015    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                 ------------ ---------- ----------------- -------------

Invesco Small Cap Value Fund
   Class A Shares                                    Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
   Class A Shares                                    Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016
   Investor Class Shares                             Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                                    Contractual     2.00%   February 12, 2010 June 30, 2016
   Class B Shares                                    Contractual     2.75%   February 12, 2010 June 30, 2016
   Class C Shares                                    Contractual     2.75%   February 12, 2010 June 30, 2016
   Class Y Shares                                    Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                                    Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                 ------------ ---------- ----------------- -------------

Invesco High Yield Municipal Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                    Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                    Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municipal Income Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------

Invesco Conservative Income Fund Institutional Class Contractual     0.28%     July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------

Invesco Balanced-Risk Aggressive Allocation Fund     Contractual     1.15%   January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------

Government & Agency Portfolio
   Cash Management Class                             Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual    0.30%/2/   July 1, 2009    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class                             Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual    0.39%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual    0.30%/2/   July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class                             Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual     0.34%     July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class                             Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual    0.30%/2/   July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                             Contractual    0.33%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual     0.28%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual     0.25%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual    0.80%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual    0.50%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual    1.12%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual    0.41%/2/   July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class                             Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual    0.30%/2/   July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                     CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                 ------------ -------------------- ----------------- --------------

Invesco V.I. American Franchise Fund
   Series I Shares                                   Contractual         2.00%           July 1, 2014    June 30, 2016
   Series II Shares                                  Contractual         2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                                   Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                   Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares                                  Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                                   Contractual         0.78%           May 1, 2013     April 30, 2017
   Series II Shares                                  Contractual         1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                   Contractual         0.61%          April 30, 2015   April 30, 2017
   Series II Shares                                  Contractual         0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                   Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                                   Contractual         1.50%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                                   Contractual         2.25%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1, 2013     April 30, 2017
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ----------------- --------------

Invesco California
  Value Municipal
  Income Trust          Voluntary      0.73%     July 1, 2015         N/A

                     INVESCO MUNICIPAL OPPORTUNITY TRUST

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ----------------- --------------

Invesco Municipal
  Opportunity Trust     Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ----------------- --------------

Invesco Quality
  Municipal Income
  Trust                 Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ----------------- --------------

Invesco Trust for
  Investment Grade
  New York Municipals   Voluntary      0.69%   August 27, 2012        N/A

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 30, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) and the Invesco Conservative Income Fund (a series portfolio of
       IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        -------------------------

NAME:   JOHN M. ZERR
        -------------------------

TITLE:  SENIOR VICE PRESIDENT
        -------------------------

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        -------------------------

NAME:   ANDREW SCHLOSSBERG
        -------------------------

TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING
        -------------------------

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 21, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco International Companies Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        -------------------------

NAME:   JOHN M. ZERR
        -------------------------

TITLE:  SENIOR VICE PRESIDENT
        -------------------------

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        -------------------------

NAME:   ANDREW SCHLOSSBERG
        -------------------------

TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING
        -------------------------